SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21,  2012

COPANO ENERGY, L.L.C.
(Exact name of registrant as specified in its charter)

Delaware	001-32329	51-0411678
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1200 Smith Street, Suite 2300 Houston, Texas		77002
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (713) 621-9547

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On August 21, 2012, Copano Energy, L.L.C. (“Copano”), posted to the “Investor Relations”  page of its website (www.copanoenergy.com) materials to be presented by R. Bruce Northcutt, Copano’s President and Chief Executive Officer; Carl Luna, Chief Financial Officer; and Bryan Neskora, Chief Operating Officer, at the 2012 Citi One-on-One MLP/Midstream Infrastructure Conference  being held August  22-23, 2012 in Las Vegas, Nevada. The presentation materials are furnished with this report as Exhibit 99.1, and a press release announcing Copano’s participation in the conference is furnished as Exhibit 99.2.

Information on the Company’s website is not incorporated by reference in this Form 8-K.  The information in this report and the exhibits attached to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, unless Copano expressly states that such information is to be considered “filed” under the Exchange Act or incorporates such information by specific reference in a Securities Act or Exchange Act filing.

 Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits.

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Presentation Materials for 2012 Citi One-on-One MLP/Midstream Infrastructure Conference

99.2	Copano Energy, L.L.C. Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPANO ENERGY, L.L.C.

Date: August 21, 2012	By:	/s/Douglas L. Lawing
Douglas L. Lawing
Executive Vice President,
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Copano Energy, L.L.C. Presentation Materials for 2012 Citi One-on-One MLP/Midstream Infrastructure Conference

99.2	Copano Energy, L.L.C. Press Release